UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2004


                             1ST SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

  INDIANA                                 0-6233                   35-1068133
(State or other jurisdiction of    (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


              100 NORTH MICHIGAN STREET, SOUTH BEND, INDIANA 46601 (Address and zip code of principal executive offices) (Zip Code)


                                  574-235-2702
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  Other Events and Regulation FD Disclosure

1st Source Corporation, parent company of 1st Source Bank, announced that four new members have been elected to the corporate Board of Directors. All have previously served on the 1st Source Bank board.

ITEM 7.  Financial Statements and Exhibits

        (c)      Exhibits

                 99.1     Press release dated April 28, 2004.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st SOURCE CORPORATION
                                       (Registrant)


Date:  April 28, 2004                   /s/CHRISTOPHER J. MURPHY III
-----  --------------                   ----------------------------
                                        Christopher J. Murphy III
                                        Chairman of the Board, President and CEO


Date:  April 28, 2004                   /s/LARRY E. LENTYCH
-----  --------------                   -------------------
                                        Larry E. Lentych
                                        Treasurer and Chief Financial Officer
                                        Principal Accounting Officer